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                                                                   EXHIBIT 10.49

         RELEASE OF SECURITY AGREEMENT COVERING INTERESTS IN TRADEMARKS

         Silicon Valley Bank ("Secured Party"), hereby releases its security interest in the interests of CONNETICS CORPORATION ("Assignor") in the trademarked works set forth in that certain INTELLECTUAL PROPERTY AND SECURITY AGREEMENT dated, September 24, 1998, executed by Assignor in favor of Secured Party recorded with the United States Department of Commerce, Patent and Trademark Office on December 01, 1998, Reel 1823, Frame 0104.

Dated: APRIL 3, 2001

SILICON VALLEY BANK



By:    /s/ D. EDWARD WOHLLEB
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Name:  D. Edward Wohlleb
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Title: Senior Vice President
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